                                 NEWS RELEASE

FOR RELEASE:                               CONTACT:
  Immediately                                Linda A. Kelley
                                             615-373-0104
                                             Ext. 224

                 UNITED CITIES REPORTS THIRD QUARTER RESULTS
                    AND BOARD DECLARES QUARTERLY DIVIDEND

    BRENTWOOD, TENN.--November 1, 1996--United Cities Gas Co., (NASDAQ:UCIT), a multistate distributor of natural and propane gas, today announced a third quarter loss of $6.5 million or $.49 per share compared to a loss of $6.9 million or $.55 per share for the same period in 1995. The company traditionally reports a loss for both the second and third quarter of the year since the company's primary revenues are derived during the heating season.

    Year-to-date results show common stock earnings at $7.9 million or $.61 per share compared with $2.4 million or $.21 per share for the same period in 1995. Gene C. Koonce, United Cities' chairman, president and CEO, attributed the improved earnings to more normal weather and rate increases that were implemented in several of the states United Cities serves.

    Koonce added that the company continues to enjoy strong economic growth in its service areas and expects to add around 10,000 new customers this year.

    The company also announced that its board of directors had declared a dividend of $.255 per share for shareholders of record on November 29, 1996, payable on December 13, 1996.

    United Cities Gas Company distributes natural and propane gas to approximately 335,000 customers in ten states. The company is also engaged in other energy-related businesses.

                         See Attached Financial Data




                       [United Cities Gas Company Logo]

                    CONDENSED CONSOLIDATED BALANCE SHEETS
                   United Cities Gas Company & Subsidiaries

                                                           September 30,
                                                      ------------------------
(Unaudited, in thousands)                                1996           1995
==============================================================================
ASSETS
Utility Property - Net                                 $297,932       $279,818
Nonutility Property - Net                                54,812         49,758

Current Assets:
  Cash and temporary investments                          5,032          1,488
  Accounts receivable, less allowances                   21,522         14,597
  Materials, supplies and gas in storage                 37,334         30,570
  Gas costs to be billed in the future                    9,003         17,926
  Other current assets                                    5,033          2,598
------------------------------------------------------------------------------
    Total current assets                                 77,924         67,179
Deferred Charges and Other Assets                        27,030         20,913
------------------------------------------------------------------------------
Total Assets                                           $457,698       $417,668
==============================================================================

CAPITALIZATION AND LIABILITIES
Capitalization:
  Common stock equity                                  $150,419       $140,471
  Long-term debt                                        157,492        137,088
------------------------------------------------------------------------------
    Total capitalization                                307,911        277,559
------------------------------------------------------------------------------
Current Liabilities:
  Current portion of long-term obligations                5,424          8,757
  Notes payable                                          40,900         36,548
  Accounts payable                                       21,536         19,249
  Other current liabilities                              37,455         36,339
------------------------------------------------------------------------------
    Total current liabilities                           105,315        100,893
------------------------------------------------------------------------------
Deferred Credits                                         44,472         39,216
------------------------------------------------------------------------------
Total Capitalization and Liabilities                   $457,698       $417,668
==============================================================================


SHAREHOLDER NOTES
==============================================================================

STOCK LISTING
NASDAQ symbol: UCIT

PRICE RANGE OF COMMON STOCK
The following table provides high and low trading prices for the common stock of United Cities Gas Company for the quarters indicated:


      QUARTER ENDED                      HIGH       LOW         CLOSE
      September 30, 1996                24 1/4     14 3/4      22 7/16
      June 30, 1996                     17 5/8     14 3/4      15 1/8
      March 31, 1996                    19         15 3/4      17 3/4
      December 31, 1995                 19 3/4     15 5/8      18 3/4
      September 30, 1995                16 3/4     14 3/4      16 1/2


DIVIDENDS

Quarterly dividend amounts are considered by the company's board of directors at regularly scheduled meetings held each quarter. Dividends are normally payable on the 15th day of March, June, September and December.

ANNUAL DIVIDEND RATE PER SHARE

     1992      $ .98
     1993      $1.00
     1994      $1.02
     1995      $1.02
     1996      $1.02

STOCK OWNERSHIP

As of September 30, 1996, the company had 13,174,794 shares of common stock outstanding, owned by 8,156 holders of record in 49 states and four foreign countries. Shareholders include individuals, brokers, nominees, custodians and trustees, and institutions such as banks, insurance companies and pension funds. Some of these hold large blocks of stock on behalf of other individuals or firms.

                 CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   United Cities Gas Company & Subsidiaries


                                                       Three Months Ended          Nine Months Ended       Twelve Months Ended
                                                           September 30,             September 30,            September 30,
(Unaudited, in thousands, except per share amounts)      1996          1995        1996          1995       1996      1995
=============================================================================================================================
Utility Operating Revenues                             $ 39,953    $ 32,248      $245,360    $180,500      $336,720  $254,798
  Natural gas cost                                       24,651      18,066       158,326     104,011       213,491   146,777
-----------------------------------------------------------------------------------------------------------------------------
Utility Operating Margin                                 15,302      14,182        87,034      76,489       123,229   108,021
-----------------------------------------------------------------------------------------------------------------------------
Other Utility Operating Expenses:
  Operations and maintenance                             15,578      16,139        46,925      45,903        62,848    59,773
  Depreciation and amortization                           4,202       3,765        12,370      11,137        16,352    14,569
  Federal and state income taxes                         (4,190)     (4,369)        2,612          79         6,583     2,790
  Other taxes                                             2,767       2,731         9,385       9,128        12,557    11,807
-----------------------------------------------------------------------------------------------------------------------------
    Total other utility operating expenses               18,357      18,266        71,292      66,247        98,340    88,939
-----------------------------------------------------------------------------------------------------------------------------
Utility Operating Income (Loss)                          (3,055)     (4,084)       15,742      10,242        24,889    19,082
Other Utility Income, net of tax                            155         298           389         471           574       385
-----------------------------------------------------------------------------------------------------------------------------
                                                         (2,900)     (3,786)       16,131      10,713        25,463    19,467
Utility Interest Expense                                  3,634       3,207        10,842      10,415        14,726    14,250
-----------------------------------------------------------------------------------------------------------------------------
Utility Income (Loss)                                    (6,534)     (6,993)        5,289         298        10,737     5,217
Other Income (Loss):
  Net income (loss) of UCG Energy Corporation              (168)       (113)        2,024       1,656         3,817     2,952
  Net income of United Cities Gas Storage Company           230         190           626         495           871       667
-----------------------------------------------------------------------------------------------------------------------------
Common Stock Earnings (Loss)                           $ (6,472)   $ (6,916)     $  7,939    $  2,449       $15,425  $  8,836
=============================================================================================================================
Common Stock Earnings (Loss) Per Share                 $   (.49)   $   (.55)     $    .61    $    .21       $  1.19  $    .79
=============================================================================================================================
Average Number of Shares                                 13,138      12,585        13,051      11,492        12,958    11,249
=============================================================================================================================
Dividends Per Share                                    $   .255     $  .255      $   .765    $   .765       $  1.02  $   1.02
=============================================================================================================================


OTHER INFORMATION

=============================================================================================================================
Natural gas through-put (Mcf):*
  Residential                                             1,321       1,274        17,008      14,285        25,624    20,766
  Commercial                                              1,746       1,633        11,524      10,021        16,668    14,030
  Industrial                                              3,755       3,770        13,287      13,906        18,625    18,870
  Transportation                                          4,181       4,170        12,922      12,317        17,789    16,079
-----------------------------------------------------------------------------------------------------------------------------
Total natural gas through-put                            11,003      10,847        54,741      50,529        78,706    69,745
=============================================================================================================================
Customers (average for period):
  Residential                                           272,632     262,972       276,049     265,827       274,199   265,060
  Commercial                                             34,829      33,632        35,519      34,380        35,289    34,291
  Industrial                                                637         640           636         650           635       651
-----------------------------------------------------------------------------------------------------------------------------
  Natural Gas                                           308,098     297,244       312,204     300,857       310,123   300,002
  Propane                                                25,962      23,278        25,883      23,203        25,363    22,905
-----------------------------------------------------------------------------------------------------------------------------
Total customers                                         334,060     320,522       338,087     324,060       335,486   322,907
=============================================================================================================================
Percent colder (warmer) than normal**                       ***         ***           8.1%       (9.6%)         8.7%   (14.0%)
=============================================================================================================================


                                                                                                           September 30,
                                                                                                   1996                 1995
-----------------------------------------------------------------------------------------------------------------------------
Number of common shares outstanding (in thousands)                                                13,175               12,642
-----------------------------------------------------------------------------------------------------------------------------
Book value per share                                                                             $ 11.42              $ 11.11
-----------------------------------------------------------------------------------------------------------------------------
Market value per share                                                                           $ 22.44              $ 16.50
-----------------------------------------------------------------------------------------------------------------------------
Employees                                                                                          1,228                1,319
-----------------------------------------------------------------------------------------------------------------------------


  *  In thousands
 ** Based on system weighted average. Data for 1996 is preliminary. *** Not meaningful for third quarter.